Other financial assets and other non-current assets	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Other financial assets and other non-current assets
17. Other financial assets and other
non-current
assets

	December 31,
in €‘000	2020	2021
Unpaid contribution of capital	79,343	—
Loans receivable (net of expected credit loss)	4,463	1,201
Deposits	1,228	1,855
Equity investment	—	2,605
Other financial assets	10,021	365
Prepayment non-current	—	35,305

Total	95,055	41,331

As of December 31, 2020, unpaid
contribution of capital referred to outstanding proceeds receivable from participation certificates subscribers. The Group has recognized the corresponding receivable as a financial asset due to the contractual right to receive the amount. The unpaid contribution of capital was settled pursuant to the Reorganization Transactions.

The following table displays the composition and movements of loans receivable.

Composition and movements of loan receivables
in €‘000	Loans non-current	Loans current	Total
Balance as of January 1, 2020	3,882	696	4,578
Collection of loans receivable	(454)	—	(454)
Issuance of loans receivable	2,687	—	2,687
Interest	66	202	268
Impairment	(1,496)	(202)	(1,698)
Others	(222)	(12)	(234)

Balance as of December 31, 2020	4,463	684	5,147

Collection of loans receivable	—	(265)	(265)
Issuance of loans receivable	2,122	148	2,270
Interest	251	24	275
Impairment	(5,889)	—	(5,889)
Others	254	(24)	230

Balance as of December 31, 2021	1,201	567	1,768

Category Others represents the reclassification between current and non-current part as well as foreign currency gains or losses.
The movements specifically in the provision for Expected Credit Losses (“ECLs”) are as follows:

Provision for expected Credit Losses

in €‘000	2020	2021
Balance as of January 1,	(6,758)	(8,456)
Impairment	(1,698)	(5,889)

Balance as of December 31,	(8,456)	(14,345)

On August 9, 2021, the Group acquired 14.427% stake in Gameradar (Hainan) Technology Co., Ltd.(“Gameradar”). The Group classified the investment as an equity investment, rather than investment in associate because the Group does not have the power to participate in financial and operating policy decisions of Gameradar. The Group designated the investment at FVOCI because it represents investment that the Group intends to hold for the long term for strategic purposes.
The Group’s investment in Gameradar totalled a fair value of €2,605 as at December 31, 2021 (2020: nil). The fair value of this investment was categorized as Level 3 as of December 31, 2021 (see note 26). This was because the shares were not listed on an exchange and there were no recent observable arm’s length transactions in the shares.
On November 16, 2021, the Group entered into an eight-year exclusive binding partnership arrangement (the “NBA Partnership Agreement”) with the National Basketball Association (the “NBA”) and recognized 20% of the immediately vested warrants at the grant date as non-current
prepayment with the corresponding increase in equity in amount of €35,305. The fair value was measured indirectly, with reference to the fair value of the equity instruments granted. Refer to note 31.